Exhibit 24.1

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Gordon M. Bethune
                              Printed Name:  Gordon M. Bethune

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Thomas J. Barrack, Jr.
                              Printed Name:  Thomas J. Barrack

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Lloyd M. Bentsen
                              Printed Name:  Lloyd M. Bentsen

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ David Bonderman
                              Printed Name:  David Bonderman

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Gregory D. Brenneman
                              Printed Name:  Gregory D. Brenneman

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Patrick Foley
                              Printed Name:  Patrick Foley

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Douglas H. McCorkindale
                              Printed Name: Douglas H. McCorkindale

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ George G.C. Parker
                              Printed Name:  George G.C. Parker

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Richard W. Pogue
                              Printed Name:  Richard W. Pogue

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ William S. Price
                              Printed Name:  William S. Price

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Donald L. Sturm
                              Printed Name:  Donald L. Sturm

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Karen Hastie Williams
                              Printed Name:  Karen Hastie Williams

                              Dated and effective as of
                              November 25, 1996

                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-8 relating to the Company's 1997 Employee Stock Purchase Plan and the Class B common stock issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.




                              /s/ Charles A. Yamarone
                              Printed Name:  Charles A. Yamarone

                              Dated and effective as of
                              November 25, 1996